UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2009

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Commercial Street

Box 130

Atchison, Kansas 66002

 (Address of principal executive offices) (Zip Code)

(913) 367-1480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2009 MGP Ingredients, Inc. (the “Company”) issued a press release, incorporated into this Item 2.02 by reference, relating to financial results for the second quarter of fiscal year 2009, which ended December 31, 2008.  The press release, dated February 9, 2009 is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” Item 7.01, “Regulation FD Disclosure” and Item 9.01, “Financial Statements and Exhibits.”  On February 9, the Company also filed its Quarterly Report on Form 10-Q for the second quarter, which is available on the SEC’s website at www.sec.gov.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release relating to the Company’s financial results for the second quarter of fiscal year 2009, which ended December 31, 2008.

An investors’ conference call will take place at 10:00 a.m. central standard time on Tuesday, February 10, 2009.  The Company’s senior management will discuss the Company’s second quarter results and certain forward looking information during the conference call.  Interested parties may listen to the call live via telephone by dialing (877) 856-1964 domestically or (719) 325-4797 internationally by 9:50 a.m. central time, or access it on the Internet at www.mgpingredients.com.  The conference identification number for entering the call is 2106942.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated February 9, 2009, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: February 9, 2009	By:	/s/ Timothy W. Newkirk
Timothy W. Newkirk
President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated February 9, 2009, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.